UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2016
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2016, First NBC Bank Holding Company (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) because it had not timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2016.  Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”). The Company has previously reported the receipt of similar notifications from Nasdaq staff as a result of delays in the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2015 (“2015 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2016.

In response to the prior notifications, the Company submitted to Nasdaq a plan to regain compliance with Nasdaq’s listing rules through the filing of the Company’s past due SEC reports, which plan was accepted by Nasdaq. Following discussions with Nasdaq staff, the deadline under the compliance plan for the filing of the Company’s 2015 10-K has been extended to August 25, 2016, and the Company has agreed to file all other past due SEC reports, including its Quarterly Report on Form 10-Q for the period ended June 30, 2016, not later than September 26, 2016.

Item 7.01.	Regulation FD Disclosure

On August 15, 2016, the Company issued a press release announcing the delay of the filing of its 2015 10-K, the extension of the deadline under its Nasdaq compliance plan for filing the 2015 10-K, and the receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 15, 2016, announcing delay in filing 2015 10-K and receipt of non-compliance notice from Nasdaq

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: August 15, 2016

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr. Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 15, 2016, announcing delay in filing 2015 10-K and receipt of non-compliance notice from Nasdaq